Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, expenses related to the 2016 reductions in force, certain pension and pension settlement expenses and income and losses associated with 2016 property sales. Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 9/30/2016
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income All Operations (GAAP)	53.3	0.55
Non-cash mark-to-market gains (net of $8.9 tax)	(16.1)	(0.17)
Asset impairment, other (net of $0.3 tax)	0.3	0.00
Reduction in force expenses (net of $0.2 tax)	0.3	0.00
Income associated with 2016 property sales (net of $32.3 tax)	(59.2)	(0.61)

Adjusted Income from Continuing Operations (Non-GAAP)	(21.4)	(0.22)

	Three Months Ended 9/30/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(227.9)	(2.89)
Non-cash mark-to-market losses (net of $0.4 tax)	0.8	0.01
Asset impairment, other (net of $141.3 tax)	250.6	3.18
Pension and pension settlement expenses (net of $0.3 tax)	0.6	0.01
Loss associated with 2016 property sales (net of $4.7 tax)	8.3	0.11

Adjusted Income from Continuing Operations (Non-GAAP)	32.4	0.41

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes expenses related to the 2016 reductions in force, certain pension and pension settlement expenses, income and losses associated with 2016 property sales, impairment losses and certain non-cash mark-to-market derivative financial instruments. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Three Months Ended 9/30
($ in millions)	2016	2015

Energen Net Income (Loss) (GAAP)	53.3	(227.9)
(Income) Loss associated with 2016 property sales, net of tax	(59.2)	8.3

Net Income (Loss) Excluding 2016 Property Sales (Non-GAAP)	(5.9)	(219.6)

Interest expense	9.0	10.1
Income tax expense (benefit) *	(3.9)	(125.7)
Depreciation, depletion and amortization *	108.0	136.1
Accretion expense *	1.6	1.5
Exploration expense *	0.0	0.0
Adjustment for asset impairment *	0.6	391.9
Adjustment for mark-to-market (gains) losses	(25.0)	1.2

Adjustment for reduction in force and pension and pension settlement expenses	0.5	0.9

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	84.8	196.4

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude 2016 property sales in either current or prior period. See reconciliation to GAAP Information for the Three Months Ended 9/30/2016 and 9/30/2015.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales

Reconciliation to GAAP Information

(in thousands except per share and production data)	Three Months Ended September 30, 2016
	GAAP	$/BOE	2016 Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$163,973		$2,162	$161,811
Gain (loss) on derivative instruments	20,412		—	20,412

Total Revenues	184,385		2,162	182,223

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	42,280	$7.98	1,253	41,027	$7.89
Production and ad valorem taxes	10,987	$2.07	621	10,366	$1.99
O&G Depreciation, depletion and amortization	106,989	$20.19	215	106,774	$20.52
FF&E Depreciation, depletion and amortization	1,178	$0.22	—	1,178	$0.23
Asset impairment	587		—	587
Exploration	18		6	12
General and administrative †	21,710	$4.10	(53)	21,763	$4.18
Accretion of discount on asset retirement obligations	1,556		1	1,555
(Gain) loss on sale of assets and other	(91,222)		(91,371)	149

Total costs and expenses	94,083		(89,328)	183,411

Operating Income (Loss)	90,302		91,490	(1,188)

Other Income/(Expense)
Interest expense	(8,987)		—	(8,987)
Other income	421		12	409

Total other expense	(8,566)		12	(8,578)

Loss Before Income Taxes	81,736		91,502	(9,766)
Income tax expense (benefit)	28,422		32,289	(3,867)

Net Income (Loss)	$53,314		$59,213	$(5,899)

Diluted Earnings Per Average Common Share	$0.55		$0.60	$(0.06)

Basic earning Per Average Common Share	$0.55		$0.60	$(0.06)

Oil	3,325		30	3,295
NGL	980		22	958
Natural Gas	993		43	950

Total Production (mboe)	5,298		95	5,203

Total Production (boepd)	57,587		1,033	56,554

Note: Amounts may not sum due to rounding

†	General and administrative includes $515 or $0.10 per BOE of expense related to the reductions in force

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales

Reconciliation to GAAP Information

(in thousands except per share and production data)	Three Months Ended September 30, 2015
	GAAP	$/BOE	2016 Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$188,398		$19,758	$168,640
Gain (loss) on derivative instruments	107,173		—	107,173

Total Revenues	295,571		19,758	275,813

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	54,598	$9.26	7,918	46,680	$9.22
Production and ad valorem taxes	13,366	$2.27	1,951	11,415	$2.25
O&G Depreciation, depletion and amortization	148,298	$25.17	13,556	134,742	$26.60
FF&E Depreciation, depletion and amortization	1,483	$0.25	104	1,379	$0.27
Asset impairment	399,394		7,548	391,846
Exploration	493		454	39
General and administrative †	23,631	$4.01	904	22,727	$4.49
Accretion of discount on asset retirement obligations	1,700		242	1,458
(Gain) loss on sale of assets and other	822		81	741

Total costs and expenses	643,785		32,758	611,027

Operating Income (Loss)	(348,214)		(13,000)	(335,214)

Other Income/(Expense)
Interest expense	(10,084)		—	(10,084)
Other income	56		36	20

Total other expense	(10,028)		36	(10,064)

Loss Before Income Taxes	(358,242)		(12,964)	(345,278)
Income tax expense (benefit)	(130,338)		(4,665)	(125,673)

Net Income (Loss)	$(227,904)		$(8,299)	$(219,605)

Diluted Earnings Per Average Common Share	$(2.89)		$(0.10)	$(2.79)

Basic earning Per Average Common Share	$(2.89)		$(0.10)	$(2.79)

Oil	3,610		300	3,310
NGL	1,056		215	841
Natural Gas	1,227		313	914

Total Production (mboe)	5,893		828	5,065

Total Production (boepd)	64,054		9,000	55,054

Note: Amounts may not sum due to rounding

†	General and administrative includes $934 or $0.18 per BOE of pension and pension settlement expense

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the 2016 property sales provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Production Excluding 2016 Property Sales Reconciliation to GAAP Information

	Quarter Ended
	June 30, 2016
	GAAP	2016 Property Sales	Non-GAAP
Oil	3,558	238	3,320
NGL	1,067	212	855
Natural Gas	1,216	292	924

Total Production (mboe)	5,841	742	5,099

Total Production (boepd)	64,187	8,154	56,033

Energen Production Excluding 2016 Property Sales Reconciliation to GAAP Information

	Quarter Ended
	March 31, 2016
	GAAP	2016 Property Sales	Non-GAAP
Oil	3,386	327	3,059
NGL	953	197	756
Natural Gas	1,241	295	946

Total Production (mboe)	5,580	819	4,761

Total Production (boepd)	61,319	9,000	52,319

Note: Amounts may not sum due to rounding